EXHIBIT 21


Subsidiaries of Lawyers Title Corporation                 State of Incorporation

Global Corporate Services, Inc.                           Michigan
Lawyers Title Environmental Insurance
        Service Agency, Inc. Virginia
Its Subsidiaries:
LTEISA of Arizona, Inc.                                   Arizona
LTEISA of California, Inc.                                California
LTEISA of Colorado, Inc.                                  Colorado
LTEISA of Connecticut, Inc.                               Connecticut
LTEISA of New York, Inc.                                  New York
LTEISA of Ohio, Inc.                                      Ohio
LTEISA of Pennsylvania, Inc.                              Pennsylvania
LTEISA of Texas, Inc.                                     Texas
Lawyers Title Exchange Company                            Maryland
Lawyers Title Services Company, Inc.                      Virginia

Lawyers Title Insurance Corporation                       Virginia
Its Subsidiaries:
American Title Group, Inc.                                Texas
     Its Subsidiaries:
     ATCOD, Inc. d/b/a American Title Company             Texas
     American Title Company of Austin
     d/b/a Austin Title Company                           Texas
     Commercial Abstract & Title Co.
     d/b/a Lawyers Title of
         San Antonio, Inc.                                Texas
     William H. Tamm, Inc.                                Texas
         Its Subsidiary:
         Lawyers Title & Abstract Co.                     Texas
     Texas Title Company                                  Texas
Atlanta Title Company                                     Georgia
Builders Disbursement Services, Inc.                      Virginia
Building Exchange Company                                 Virginia
Charter Title Company                                     Virginia
Commerce Title Guaranty Co.                               Tennessee
Continental Diversified Services Company                  California
Continental Lawyers Title Company                         California
     Its Subsidiaries:
     CLTC Exchange Company                                California
     California Land Title Company                        California
     California World Title Company                       California
     Continental Land Title Company                       California


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Lawyers Title Insurance Corporation                       State of Incorporation
                                                          ----------------------
Its Subsidiaries (Continued):
-----------------------------
     Subsidiaries of Continental Lawyers Title Company (con't.)
     ----------------------------------------------------------
     Lawyers Title of Arizona, Inc.                       Arizona
     Lawyers Title of Nevada, Inc.                        Nevada
Datatrace Information Services Company, Inc.              Virginia
First Stable Properties, Inc.                             Virginia
Florida Southern Abstract & Title Co.                     Florida
Genesis Data Systems, Inc.                                Colorado
Guarantee Title Co., Inc.                                 Kansas
Guaranty Abstract & Title Co., Amarillo, TX               Texas
Land Title Abstract Co.                                   Michigan
Land Title Dawson Abstract Co.                            Michigan
Land Title Insurance Company                              California
Lawyers Abstract Corporation                              South Carolina
Lawyers Acquisition Company, Inc.                         Virginia
Lawyers Holding Corporation                               Virginia
     Its Subsidiaries:
     Community Title, Inc.                                Maryland
     Cumberland Title Company                             Maine
     Louisville Title Agency of Central Ohio, Inc.        Ohio
     RGS Title Ltd.                                       Virginia
     Universal Title of Baltimore, Inc.                   Maryland
Lawyers Title Agency, Inc.                                Virginia
Lawyers Title of Baton Rouge, Inc.                        Louisiana
Lawyers Title of Dallas, Inc.                             Texas
Lawyers Title Data Corporation                            Virginia
Lawyers Title of El Paso, Inc.                            Virginia
     Its Subsidiary:
     Database Access, Inc.                                Texas
Lawyers Title Exchange Company - BKC                      Virginia
Lawyers Title Insurance Services Agency, Inc.             Virginia
Lawyers Title of North Carolina, Inc.                     Virginia
Lawyers Title of Pueblo, Inc.                             Colorado
Lawyers Title Realty Services, Inc.                       Virginia
Monroe County Abstract Co.                                Michigan
Mortgage Data Services Agency, Inc.                       Ohio
New Mexico Title Company                                  New Mexico
Oregon Title Insurance Company                            Oregon
Portland Financial Services Corporation                   Oregon
Real Estate Title Company, Incorporated                   Maryland
Real Title Company, Inc.                                  Virginia





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Lawyers Title Insurance Corporation                       State of Incorporation
                                                          ----------------------
Its Subsidiaries (Continued):
----------------------------

Richmond Company, Inc.                                    Michigan
Rio Rancho Title, Inc.                                    New Mexico
St. Clair County Abstract Co.                             Michigan
Tamiami Abstract & Title Co.                              Florida
The Title Guarantee & Trust Company                       Ohio
Title Investors Group, Inc.                               Texas
     Its Subsidiary:
     Title Insurance Company of America                   Tennessee
         Its Subsidiaries:
         Mid-South Title Co. of Central Arkansas, Inc.    Arkansas
         Mid-South Title Corporation
         (f/n/a Bluff City Abstract Co., Inc.)            Tennessee
         Rutherford County Title Insurance Co.            Tennessee